SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

5400 LBJ Freeway, Suite 300

Dallas, Texas  75240

(Address of principal executive offices)

Registrant’s telephone number, including area code    214-891-6500

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☒           Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01	Regulation FD Disclosure

On December 6, 2006, the Company issued a press release announcing the signing of a definitive merger agreement with Skywire Software, LLC. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

                On December 6, 2006, the Company issued a press release announcing the signing of a definitive merger agreement with Skywire Software, LLC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1- Press release, dated December 6, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.

Date: December 6, 2006	By:	/s/ J. Robert Gary
J. Robert Gary
Senior Vice President Finance and Administration